EXHIBIT 99.2
     Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because Sierra Pacific Resources (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings. The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings. The Company believes that net income is the most directly comparable GAAP measure to FFO.
     Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures. FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service. The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Resources

Funds From Operations (FFO)

	Year Ended December 31,
	2007	2006	2005	2004
Net Income Applicable to Common Stock	$197,295	$277,451	$82,237	$28,571

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	235,532	228,875	214,662	205,922
Deferred taxes and deferred investment tax credit	79,337	136,026	41,609	33,690
AFUDC (Debt and Equity)	(57,776)	(35,345)	(45,013)	(14,535)
Deferred energy costs disallowed	—	—	—	1,586
Goodwill impairment	—	—	—	11,695
Impairment of asset subsidiary	—	—	—	10,997
Gain on sale of discontinued operations	—	—	—	(2,506)
Reinstatement of deferred energy costs	—	(178,825)	—	—
Carrying charge on Lenzie plant	(16,080)	(33,440)	—	—
Plant costs disallowed	—	—	—	47,092
Reinstated interest on deferred energy	(11,076)	—	—	—
Gain on sale of investment	(1,369)	(62,927)	—	—
Other, net	23,679	24,650	(219)	(23,453)

Funds from Operations (Before Deferred Energy Costs)	449,542	356,465	293,276	299,059

Amortization of deferred energy costs — electric	246,907	166,821	188,221	265,418
Amortization of deferred energy costs — gas	701	6,234	1,446	3,242
Deferral of energy costs — electric plus terminated suppliers	51,311	(45,996)	(23,063)	(147,589)
Deferral of energy costs — gas	10,668	436	(2,519)	(7,480)
Payment to terminating supplier	—	(65,368)	—	(61,129)
Proceeds from claim on terminating supplier	—	41,365	—	—

Adjusted Funds from Operations	$759,129	$459,957	$457,361	$351,521

Long-term debt	$4,137,864	$4,001,542	$3,817,122	$4,081,281
Current maturities of long-term debt	110,285	8,348	58,909	8,491

Total Debt	$4,248,149	$4,009,890	$3,876,031	$4,089,772

Preferred Stock	$—	$—	$50,000	$50,000

Interest charges	$279,788	$311,088	$284,927	$307,546
AFUDC (Debt)	25,967	17,119	24,691	8,587

Adjusted Interest Expense	$305,755	$328,207	$309,618	$316,133

Total Debt/Funds from Operations	9.45x	11.25x	13.22x	13.68x
Total Debt/Adjusted FFO	5.60x	8.72x	8.47x	11.63x
Funds from Operations Interest Coverage	2.47x	2.09x	1.95x	1.95x
Adjusted Funds From Operations Interest Coverage	3.48x	2.40x	2.48x	2.11x
Common Shareholders’ Equity	$2,996,575	$2,622,297	$2,060,154	$1,498,616
Total Capitalization (including current maturities of long-term debt)	$7,244,724	$6,632,187	$5,986,185	$5,638,388
Total Debt/Total Capitalization	58.64%	60.46%	64.75%	72.53%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Nevada Power Company

Funds From Operations (FFO)

	Year Ended December 31,
	2007	2006	2005	2004

Net Income	$165,694	$224,540	$132,734	$104,312

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	152,139	141,585	124,098	118,841
Deferred taxes and deferred investment tax credit	56,868	107,392	86,910	57,066
AFUDC (Debt and Equity)	(29,057)	(23,369)	(41,870)	(9,968)
Deferred energy costs disallowed	—	—	—	1,586
Reinstatement of deferred energy costs	—	(178,825)	—	—
Carrying charge on Lenzie plant	(16,080)	(33,440)	—	—
Reinstated interest on deferred energy	(11,076)	—	—	—
Other, net	5,831	3,394	(7,433)	(44,149)

Funds from Operations (Before Deferred Energy Costs)	324,319	241,277	294,439	227,688

Amortization of deferred energy costs	203,213	120,499	131,471	228,765
Deferral of energy costs plus terminated suppliers	15,779	(46,086)	(31,219)	(112,992)
Payment to terminating supplier	—	(37,410)	—	(50,311)
Proceeds from claim on terminating supplier	—	26,391	—	—

Adjusted Funds from Operations	$543,311	$304,671	$394,691	$293,150

Long-term debt	$2,528,141	$2,380,139	$2,214,063	$2,275,690
Current maturities of long-term debt	8,642	5,948	6,509	6,091

Total Debt	$2,536,783	$2,386,087	$2,220,572	$2,281,781

Interest charges	$174,667	$176,612	$134,657	$137,388
AFUDC (Debt)	13,196	11,614	23,187	5,738

Adjusted Interest Expense	$187,863	$188,226	$157,844	$143,126

Total Debt/Funds from Operations	7.82x	9.89x	7.54x	10.02x
Total Debt/Adjusted FFO	4.67x	7.83x	5.63x	7.78x
Funds from Operations Interest Coverage	2.73x	2.28x	2.87x	2.59x
Adjusted Funds From Operations Interest Coverage	3.89x	2.62x	3.50x	3.05x
Common Shareholder’s Equity	$2,376,740	$2,172,198	$1,762,089	$1,436,788
Total Capitalization (including current maturities of long-term debt)	$4,913,523	$4,558,285	$3,982,661	$3,718,569
Total Debt/Total Capitalization	51.63%	52.35%	55.76%	61.36%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Power Company

Funds From Operations (FFO)

	Year Ended December 31,
	2007	2006	2005	2004

Net Income	$65,667	$57,709	$52,074	$18,577

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	83,393	87,279	90,569	86,806
Deferred taxes and deferred investment tax credit	(36,713)	(39,361)	209	11,640
AFUDC (Debt and Equity)	(28,719)	(11,976)	(3,143)	(4,567)
Plant costs disallowed	—	—	—	47,092
Other, net	14,577	16,935	318	474

Funds from Operations (Before Deferred Energy Costs)	98,205	110,586	140,027	160,022

Amortization of deferred energy costs — electric	43,694	46,322	56,750	36,653
Amortization of deferred energy costs — gas	701	6,234	1,446	3,241
Deferral of energy costs — electric plus terminated suppliers	35,532	90	8,156	(34,598)
Deferral of energy costs — gas	10,668	436	(2,519)	(7,480)
Payment to terminating supplier	—	(27,958)	—	(10,818)
Proceeds from claim on terminating supplier	—	14,974	—	—

Adjusted Funds from Operations	$188,800	$150,684	$203,860	$147,020

Long-term debt	$1,084,550	$1,070,858	$941,804	$994,309
Current maturities of long-term debt	101,643	2,400	52,400	2,400

Total Debt	$1,186,193	$1,073,258	$994,204	$996,709

Preferred Stock	$—	$—	$50,000	$50,000

Interest charges	$60,735	$71,506	$69,067	$62,831
AFUDC (Debt)	12,771	5,505	1,504	2,849

Adjusted Interest Expense	$73,506	$77,011	$70,571	$65,680

Total Debt/Funds from Operations	12.08x	9.71x	7.10x	6.23x
Total Debt/Adjusted FFO	6.28x	7.12x	4.88x	6.78x
Funds from Operations Interest Coverage	2.34x	2.44x	2.98x	3.44x
Adjusted Funds From Operations Interest Coverage	3.57x	2.96x	3.89x	3.24x
Common Shareholder’s Equity	$1,001,840	$884,737	$727,777	$705,395
Total Capitalization (including current maturities of long-term debt)	$2,188,033	$1,957,995	$1,771,981	$1,752,104
Total Debt/Total Capitalization	54.21%	54.81%	56.11%	56.89%